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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):       March 5, 1998
                                                       -------------------------


                             Chart Industries, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                       1-11442                     34-1712937
----------------             ---------------         ---------------------------
(State or other                (Commission              (I.R.S. Employer
 jurisdiction of               File Number)            Identification No.)
 incorporation)


     5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio       44124
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:             (440) 753-1490
                                                     -------------------------


                  34799 Curtis Boulevard, Eastlake, Ohio 44095
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.
                  ------------

                  Chart Industries, Inc. (the "Company") issued a News Release on March 5, 1998, a copy of which is filed as Exhibit 99.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  --------

    (c)           Exhibits.

                  99       News Release dated March 5, 1998, from the Company.

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                                    SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHART INDUSTRIES, INC.



Date:  March 5, 1998                        By:   /s/  Thomas F. McKee
                                                 ------------------------------
                                                 Thomas F. McKee
                                                 Secretary

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                                  EXHIBIT INDEX
                                  -------------



       Exhibit                   Description of Exhibit
       -------                   ----------------------

       99                        News Release dated March 5, 1998.


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